UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 16, 2021, GWG Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with requirements of Nasdaq Listing Rule 5250(c)(1) as a result of not having timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”).

The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market. The Letter states that the Company is required to submit a plan to regain compliance with Rule 5250(c)(1) within 60 calendar days from the date of the Letter. If the plan is accepted by Nasdaq, then Nasdaq can grant the Company up to 180 calendar days from the due date of the Form 10-K to regain compliance.

The Company anticipates that it will file its Form 10-K prior to the 60-day deadline and thereby regain compliance with the Nasdaq continued listing requirements.

On April 22, 2021, the Company issued a press release announcing its receipt of the Letter. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risk that the Company may not be able to file the Form 10-K within the currently expected timeframe, risks that the Company may not regain compliance with Nasdaq continued listing requirements within the applicable grace period, as well as the other risks set forth in our filings with the Securities and Exchange Commission. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 22, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: April 22, 2021	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 22, 2021

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